Exhibit 32.1

CERTIFICATION PURSUANT TO 8 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Element 21 Golf Company (the "Registrant") on Form 10-Q for the quarter ended December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof, we, Nataliya Hearn, Ph.D., President and Chief Executive Officer, and David Khazak, Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge and belief:

     (1) The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.

Date: February 12, 2009	By: /s/ Nataliya Hearn, Ph.D.
President and Director

Date: February 12, 2009	By: /s/ David Khazak
Chief Financial Officer